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                                                                   Exhibit 10.15

                                Construction Note

Note Date: December 16, 2005                                      $55,211,740.00
Maturity Date: April 16, 2007

FOR VALUE RECEIVED, Red Trail Energy, LLC, a North Dakota limited liability company ("BORROWER"), promises to pay to the order of First National Bank of Omaha ("BANK"), at its principal office or such other address as BANK or holder may designate from time to time, the principal sum of Fifty-Five Million Two Hundred Eleven Thousand seven hundred forty and No/100 Dollars ($55,211,740.00), or the amount shown on the BANK's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing each day on the unpaid principal balance at the annual interest rates defined below. Absent manifest error, the BANK's records shall be conclusive evidence of the principal and accrued interest owing hereunder.

This promissory note is executed pursuant to a Construction Loan Agreement ("LOAN AGREEMENT") between BORROWER and BANK dated as of December 16, 2005. All capitalized terms not otherwise defined in this note shall have the meanings provided in the LOAN AGREEMENT.

INTEREST ACCRUAL. Interest on the principal amount outstanding on the CONSTRUCTION LOAN shall accrue, for the period through and including the COMPLETION DATE, at a rate equal to the LIBOR RATE plus three hundred forty
(340) basis points from time to time until maturity, and six hundred (600) basis points in excess of said aggregate interest rate from time to time after maturity, whether by acceleration or otherwise. Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed.

REPAYMENT TERMS. Until LOAN TERMINATION DATE, interest only shall be payable every three months, commencing March 16, 2006. On LOAN TERMINATION DATE, all principal and accrued interest are due and payable. The LOAN AGREEMENT describes the TERM NOTES that may be used by BORROWER to pay this promissory note.

PREPAYMENT. The LOAN AGREEMENT contains provisions regarding prepayment.

ADDITIONAL TERMS AND CONDITIONS. The LOAN AGREEMENT, and any amendments or substitutions, contains additional terms and conditions, including default and acceleration provisions, which are incorporated into this CONSTRUCTION NOTE by reference. The BORROWER agrees to pay all costs of collection, including reasonable attorneys fees and legal expenses incurred by the BANK if this CONSTRUCTION NOTE is not paid as provided above. This CONSTRUCTION NOTE shall be governed by the substantive laws of the State of Nebraska.

WAIVER OF PRESENTMENT AND NOTICE OF DISHONOR. BORROWER and any other person who signs, guarantees or endorses this CONSTRUCTION NOTE, to the extent allowed by law, hereby waives presentment, demand for payment, notice of dishonor, protest, and any notice relating to the acceleration of the maturity of this CONSTRUCTION NOTE.

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Red Trail Energy, LLC, a North Dakota limited liability company


By: /s/ Ambrose R Hoff
    ---------------------------------
Name: Ambrose R Hoff
Title: President


And


By: /s/ William N. Dutoit
    ---------------------------------
Name: William N. Dutoit
Title: Treasurer

STATE OF North Dakota )
                      )ss.
COUNTY OF Stark       )

     On this 16th day of December, 2005, before me, the undersigned, a Notary Public, personally appeared Ambrose Hoff, President of Red Trail Energy, LLC, a North Dakota limited liability company, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.


                                        /s/ DEELL HOFF
                                        ----------------------------------------
                                        Notary Public

STATE OF North Dakota )                 [DEELL HOFF STAMP]
                      )ss.
COUNTY OF Stark       )

     On this 16th day of December 2005, before me, the undersigned, a Notary Public, personally appeared William Dutoit, Tres. of Red Trail Energy, LLC, a North Dakota limited liability company, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.


                                        /s/ DEELL HOFF
                                        ----------------------------------------
                                        Notary Public

                                        [DEELL HOFF STAMP]